                                                                    Exhibit 99.1

                              [MetaSolv Letterhead]

                                CEO Certification

         I, James P. Janicki, Chief Executive Officer of MetaSolv, Inc. (the "Company"), hereby certify that the accompanying report on Form 10-K for the year ended December 31, 2002 dated as of March 27, 2003 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

         I further certify that the information contained in the Report fairly presents, in all material aspects, the financial operations and results of operations of the Company.

                                        /s/ James P. Janicki
                                        ----------------------------------
                                        James P. Janicki,
                                        Chief Executive Officer
                                        March 27, 2003

                              [MetaSolv Letterhead]

                                CFO Certification

         I, Glenn A. Etherington, Chief Financial Officer of MetaSolv, Inc. (the "Company"), hereby certify that the accompanying report on Form 10-K for the year ended December 31, 2002 dated as of March 27, 2003 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

         I further certify that the information contained in the Report fairly presents, in all material aspects, the financial operations and results of operations of the Company.


                                        /s/ Glenn A. Etherington
                                        ----------------------------------
                                        Glenn A. Etherington
                                        Chief Financial Officer
                                        March 27, 2003